SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  April 27, 2001



                  MODINE MANUFACTURING COMPANY
------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
-----------------------    -------------      --------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
----------------------------------------         -----------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                                ------------------


                         NOT APPLICABLE
------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.





                        Page 1 of 6 pages

Item 5.  Other Information.
         -----------------

     On April 27, 2001, Modine Manufacturing Company ("Modine") completed the acquisition of Thermacore International, Inc. ("Thermacore"), a privately- held Pennsylvania corporation based in Lancaster, PA. A copy of the news release is attached hereto as Exhibit 20, and contains information about the acquisition and Modine's and Thermacore's businesses.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                  Page
----------------                                                ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York [formerly the First National Bank of Chicago] (Rights Agent) (filed by reference to the Exhibit contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1997).

      4(b)(i)       Rights Agreement Amendment No. 1 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(b)(ii)      Rights Agreement Amendment No. 2 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(b)(iii)     Rights Agreement Amendment No. 3 dated
                    as of October 15, 1996 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Quarterly Report on Form 10-Q dated
                    December 26, 1996).

Reference Number
per Item 601 of
Regulation S-K                                                  Page
----------------                                                ----

      4(b)(iv)      Rights Agreement Amendment No. 4 dated
                    as of November 10, 1997 between the
                    Registrant and Norwest Bank Minnesota,
                    N.A., (Rights Agent)[now known as Wells
                    Fargo Bank Minnesota, N.A.] (filed by
                    reference to the exhibit contained
                    within the Registrant's Quarterly
                    Report on Form 10-Q dated December 26,
                    1997).

                    Note:  The amount of long-term debt
                    ----
                    authorized under any instrument
                    defining the rights of holders of
                    long-term debt of the Registrant,
                    other than as noted above, does not
                    exceed ten percent of the total
                    assets of the Registrant and its
                    subsidiaries on a consolidated basis.
                    Therefore, no such instruments are
                    required to be filed as exhibits
                    to this Form. The Registrant agrees
                    to furnish copies of such instruments
                    to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Manufacturing Company dated
                    April 27, 2001                                5

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

   *Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2001.

                              MODINE MANUFACTURING COMPANY


                              By: D. R. JOHNSON
                                 --------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By: D. R. ZAKOS
                                 --------------------------------
                                   D. R. Zakos, Vice President,
                                   General Counsel, and Secretary